Restructuring Activities (Notes)	12 Months Ended
Dec. 31, 2013
Restructuring and Related Activities [Abstract]
Restructuring Activities

(7)	Restructuring Activities

(a)	2013 Restructuring Program
In September 2013, we initiated a global restructuring program designed to enhance interaction with our customers and suppliers, improve the efficiency of the Company’s operations and reduce operating expenses (collectively, the “Program”). The Program involves transitioning the management of our European organization from country to regional-based, refining the customer segmentation and focus within Europe and the United States and consolidating our leadership structure and operations in the Asia Pacific region. As part of the Program, the Company will also exit a variety of relatively small distribution and other facilities in North America, Europe and Asia. The Company expects the Program to enable us to better serve customers and to improve operational efficiency, competitiveness and business profitability. The Program was substantially initiated by December 31, 2013. All actions under the Program are expected to be completed in 2014.
In 2013, the Company recognized aggregate restructuring expenses under the Program of $32.5 million, such expenses primarily relating to severance and other employment related costs. These charges were primarily included in selling, general and administrative (“SG&A”) expenses in our statements of operations. The Company recognized all severance and related expenses, which are primarily recognized under ASC 712 – Compensation – Nonretirement Postemployment Benefits, during the third and fourth quarters of 2013.
The following table sets forth the activity associated with the Company’s cash-based liabilities under the Program through December 31, 2013 (in millions):

	Severance and termination benefits	Facilities related and other	Total
Balance as of January 1, 2013	$—	$—	$—
Accruals recognized against earnings by reportable segment:
Americas	7.4	0.2	7.6
EMEA-APAC	20.3	0.6	20.9
Cash payments	(9.3)	(0.2)	(9.5)
Balance as of December 31, 2013	$18.4	$0.6	$19.0

In addition to the above noted $28.5 million in cash-based restructuring expenses recognized in the year ended December 31, 2013, we also recognized $4.0 million in Program-related non-cash charges in our Asia Pacific operations, including $2.8 million related to an impairment of an amortizable intangible asset and increased provisions for inventories of $0.8 million and trade receivables of $0.4 million. Restructuring charges were all classified as SG&A expenses, except for the aforementioned increased inventory reserve which was classified as cost of goods sold in the accompanying consolidated statements of operations.
(b)Other restructuring activities
From time to time, the Company has undertaken cost reduction initiatives in its existing businesses as well as in its acquired businesses. Cost reduction initiatives typically include severance and facility closure costs. Expenses associated with such actions recognized in our statements of operations during the years ended December 31, 2012 and 2011, were $16.9 million and $5.9 million, respectively.
(c)Classification
As of December 31, 2013 and 2012, $21.6 million and $15.6 million, respectively, of our aggregate restructuring liabilities were included in accrued expenses and $2.0 million and $2.9 million, respectively, were included in other long-term liabilities.